UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: December 21, 2017
(Date of earliest event reported)
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Papa Murphy’s Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-36432 (Commission File Number)	27-2349094 (IRS Employer Identification No.)

8000 NE Parkway Drive, Suite 350 Vancouver, WA (Address of principal executive offices)	98662 (Zip Code)

(360) 260-7272
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01 Entry into a Material Definitive Agreement.
Cooperation Agreement with MFP Investors LLC and Misada Capital Holdings, LLC
On December 21, 2017, Papa Murphy’s Holdings, Inc. (the “Company”), MFP Partners, L.P. (collectively with its affiliates and associates, “MFP”), Misada Capital Holdings, LLC (collectively with its affiliates and associates, “Misada”), Alexander C. Matina (the “MFP Designee”), and Noah A. Elbogen (the “Misada Designee” and together with the MFP Designee, the “Designees”) entered into a Cooperation Agreement.
Effective upon the execution of the Cooperation Agreement, the Board of Directors of the Company (the “Board”) (i) expanded the size of the Board from nine members to ten members, (ii) appointed each of the MFP Designee and the Misada Designee as Class I directors of the Board, (iii) accepted the resignation of Jeff Welch from the Board, and (iv) appointed the MFP Designee to the Compensation Committee of the Board and the Misada Designee to the Audit Committee of the Board, in each case, as provided for in the Cooperation Agreement.
Among other things, the Cooperation Agreement also provides that:

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The Board will appoint at least one of the Designees to any new Board committee created during the term of the Cooperation Agreement, subject to any such appointee being qualified to serve on such new committee.

•	The Designees will be entitled to receive the same compensation as the Company’s other independent Board members.

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The MFP Designee will immediately resign as a director, and MFP’s rights to designate a Board member shall terminate, if MFP ceases to beneficially own at least the lesser of (i) 10% or more of the Company’s then outstanding common stock, and (ii) 1,696,546 shares of the Company’s common stock (subject to adjustment for stock splits, reclassifications, combinations and similar adjustments).

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The Misada Designee will immediately resign as a director, and Misada’s rights to designate a Board member shall terminate, if Misada ceases to beneficially own at least the lesser of (i) 5% or more of the Company’s then outstanding common stock, and (ii) 848,273 shares of the Company’s common stock (subject to adjustment for stock splits, reclassifications, combinations and similar adjustments).

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MFP and Misada will each have the right to designate replacement candidates in the event that the MFP Designee or Misada Designee, as applicable, ceases to be a director during the term of the Cooperation Agreement, subject to certain terms and conditions.

•	The size of the Board will not exceed ten members without the consent of each of the Designees.

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During the term of the Cooperation Agreement, each of MFP and Misada will be subject to customary standstill restrictions relating to share purchases (subject to a cap of 19.99% for MFP and 13% for Misada, which can be increased in either case by a majority vote of the Board), support of proxy contests and other activist campaigns, calling of special meetings, and related matters.

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For a period of two years from the effective date of the Cooperation Agreement (the “Initial Voting Commitment Period”), each of MFP and Misada will vote all of its shares of the Company’s common stock at any and all annual or special meetings in accordance with the Board’s recommendations, subject to certain exceptions relating to extraordinary transactions and recommendations of Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC.

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From the expiration of the Initial Voting Commitment Period until the termination of the Cooperation Agreement, each of MFP and Misada will vote all of its shares of the Company’s common stock in connection with any and all proposals related to director elections, removals or replacements in accordance with the Board’s recommendations.

•	Each party agrees not to disparage the other party, subject to certain exceptions.

•	Each party agrees not to sue the other party, subject to certain exceptions.

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MFP and Misada each agrees to enter into a confidentiality agreement, in the form attached to the Cooperation Agreement as Exhibit E, prior to the disclosure of any material nonpublic regarding the Company to MFP or Misada by their respective Designees.

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Any party may terminate the Cooperation Agreement by giving five business days’ advance notice to the other parties following the day after the Company’s 2019 annual meeting of stockholders, subject to certain exceptions.

The above summary is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Side Letter with LEP Papa Murphy’s Holdings, LLC
In connection with the Cooperation Agreement, on December 21, 2017 the Company entered into a letter agreement with LEP Papa Murphy’s Holdings, LLC (“LEP”), MFP and Misada (the “Side Letter”). Among other things, the Side Letter provides that until the termination of the Cooperation Agreement, LEP will vote all of its shares of the Company’s common stock in connection with any and all proposals related to director elections, removals or replacements in accordance with the recommendations of the Nominating and Governance Committee of the Board.
The above summary is qualified in its entirety by reference to the full text of the Side Letter, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Director
As described in Item 1.01 above, on December 21, 2017, Jeff Welch resigned from the Board.
Election of Directors
As described in Item 1.01 above, on December 21, 2017, the Board appointed Alexander C. Matina and Noah A. Elbogen as Class I directors of the Board and to the Compensation Committee and Audit Committee, respectively, in each case, in accordance with the terms of the Cooperation Agreement, as described in Item 1.01 above, and filed as an exhibit herewith.
Other than as described in Item 1.01 above, there are no arrangements or understandings between either Alexander C. Matina or Noah A. Elbogen and any other person pursuant to which he was appointed as a director.
The compensation for each of Alexander C. Matina and Noah A. Elbogen will be consistent with that provided to all independent directors of the Company and will consist of a base annual retainer of $30,000, paid quarterly, an annual award of 3,000 shares of restricted stock subject to a one-year vesting term, and reimbursement for customary travel and out-of-pocket expenses. In addition, each of Alexander C. Matina and Noah A. Elbogen will enter into the Company's standard indemnification agreement, the form of which was filed as an exhibit to the Company's registration statement on Form S-1, as amended (Registration No. 333-194488).
Neither Alexander C. Matina or Noah A. Elbogen are party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed with this report:

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
10.1	Cooperation Agreement by and among Papa Murphy’s Holdings, Inc., MFP Partners, L.P., Misada Capital Holdings, LLC, Alexander C. Matina and Noah A. Elbogen, dated December 21, 2017.
10.2	Letter Agreement by and among Papa Murphy’s Holdings, Inc., MFP Partners, L.P., Misada Capital Holdings, LLC, and LEP Papa Murphy’s Holdings, LLC, dated December 21, 2017.
99.1	Press Release dated December 21, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA MURPHY’S HOLDINGS, INC.

By:	/s/ Mark Hutchens
	Name:	Mark Hutchens
	Title:	Chief Financial Officer

Date: December 21, 2017